NOTICE OF ANNUAL MEETING

TO BE HELD AUGUST 03, 2015

To the Shareholders of the Valley Forge Fund

NOTICE IS HEREBY GIVEN that the Annual Meeting of The Valley Forge Fund will be held at 3741 Worthington Road, Collegeville, PA 19426 on August 03, 2015 at 7:00 PM for the following purposes.

1) To elect or reject three (3) Directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified. The Board will also be seeking replacement Directors due to the resignation of Mr. Robert Franciose for health reasons and Mr. Donald Peterson to facilitate achieving a Board comprised of 75% Independent Directors.

2) To ratify or reject the selection of Cowan, Gunteski &Co., PA, Certified Public Accountants, to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2015.

3) To transact such other business as may properly come before the meeting or any general adjournments thereof.

The Board of Directors has fixed the close of business on July 02, 2015 as the record date for determination of the shareholders entitled to notice of, and to vote, at the meeting.

PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IF

YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON.

PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED.

PRIVACY POLICY

THE VALLEY FORGE FUND

The Federal Securities and Exchange Commission has adopted a ruling regarding the “Privacy of Consumer Financial Information” known as Regulation S-P.  This ruling states that financial institutions such as the Valley Forge Fund must provide you with this notice of our privacy policies and practices on an annual basis.  The Fund is pleased to report that:

A.

Information We Collect – The Fund’s application forms contain names, addresses, phone numbers, W9 status, birth dates and social security or tax ID numbers for regular accounts.  IRA application forms also contain beneficiary information.  In addition, the Fund retains records of all of your security transactions such as your account balances and transaction histories.

A.

Our Disclosure Statement – The Fund only discloses personal information about you while you are a shareholder or if you have left the Fund as required by law.  That is, to you personally, to the Securities & Exchange Commission and to government tax agencies.  And, since all transactions are handled internally, the number of employees that even see your information is limited.  However, funds cannot be IRA trustees.  Your Fund uses US Bank to provide IRA custodial services that require disclosure of your IRA shareholder name and address to it on an annual basis.  In this regard, US Bank has a similar Privacy Policy to protect this information other than that required by law.

You should call 1-800-869-1679 if there are any questions about the Fund’s Regulation S-P Status.

PROXY STATEMENT

THE VALLEY FORGE FUND

3741 Worthington Road, Collegeville, PA 19426   Tel. 464-802-3007

Enclosed herewith is notice of an Annual Meeting of Shareholders of The Valley Forge Fund (the "Fund") and a proxy form solicited by the Board of Directors of the Fund.  This material was first mailed to shareholders on July 9, 2015.  Exercised proxies may be revoked by you at any time either by mail notices to the Fund, re-submittal at a later date, or voting at the meeting.  Please place your instructions on the enclosed form, then sign, date, and return.

The Fund has one class of capital stock of the Fund, all having equal voting rights.  On July 02, 2015, the date of record, there were 1,203,117.394 shares outstanding, held by shareholders entitled to notice of and to vote at the meeting.  In all matters, each share has one vote.

A quorum must exist to hold an Annual Meeting. It requires that more than fifty percent of the outstanding shares be present or represented by Proxy. Abstentions and Broker Accounts that do not vote are considered as being present with negative votes. Sixty-seven percent of the votes cast or fifty percent of the outstanding shares, whichever is less, will pass any proposal presented.

PROPOSAL #1: ELECTION OF DIRECTORS

All Directors listed below have consented to serve, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified. All current Fund Officers are also presented in the following table. None of these Directors or current Officers holds Directorships in other mutual funds.

Interested Officers and Directors

Name, Address and Age	Position in the Fund	Term of Office and Length of Time Served	Principal Occupation Past Five Years	No. of Funds Overseen by Director
Lauren P. Tornetta, 10 Winding Ridge Road, Collegeville, PA, 19426, 37	Secretary -Treasurer, and Director	Elected as Secretary-Treasurer on August 16, 2011, and Director on November 30, 2011	Director of Regulatory Affairs, Pfizer Corporation, Collegeville, PA 19426	One

"Interested Persons," is as defined in the Investment Company Act of 1940.  Ms. Tornetta (the daughter of Mr. Peterson, the President, and Operations Manager) is an Interested Persons because all officers of the Fund are considered to be so.

Independent Directors

Name, Address and Age	Position in the Fund	Term of Office and Length of Time Served	Principal Occupation Past Five Years	No. of Funds Overseen by Director
Robert M. McGinnis, 2 Ebelhare Road, Pottstown, PA, 19465, 62	Director and Chairman of the Board	Served since August 13, 2013	Business Development Manager, DRS Technologies, Horsham, PA 19044	One
Robert W. Mohollen, 2442 Welsh Drive, Sanatoga, PA, 19464, 52	Director	Served since February 7, 2012	Certified Public Accountant and Business Financial Adviser	One

Shareholders have one vote for each share they own for each of the Directors of their choice.  All proxies returned to the Fund, except those specifically marked to withhold authority, will be cast for the nominees listed above.  A majority of the votes cast when a quorum is present will elect each Director.  All the nominees who stood for election last year were overwhelmingly reelected.

BOARD MEETINGS AND DIRECTORS DUTIES

Meetings: There were six board meetings in 2014.  The Directors’ attendance is as follows:

Director	Number of Meetings Attended in 2014	Number of Meeting Eligible to Attend in 2014
Lauren P. Tornetta	Six	Six
Robert M. McGinnis	Six	Six
Robert W. Mohollen	Six	Six

Director Duties: The Board of Directors select officers to run the Fund, propose all changes in operating procedures where approval of a  majority of the Independent Directors is required, pass on the Fund's auditor on a yearly basis and monitor Fund activities to insure to the best of their collective abilities that Fund Officers are meeting Fund commitments to their shareholders, the Securities and Exchange Commission, the Internal Revenue Service and  Blue Sky arrangements with the various states where the Fund offers its shares.

FUND HOLDINGS OF THE PRESENT OFFICERS AND DIRECTORS

NAME	Dollar Range of Equity Securities in the Fund in 2013	Aggregate Dollar Range of Equity Securities in All Register Investment Companies Overseen by Directors and Officers in Family of Investment Companies
Interested Directors and Officers
Donald A. Peterson	Over $250,000	Over $ 250,000
Lauren P. Tornetta	Zero	Zero
Independent Directors
Robert M. McGinnis	Zero	Zero
Robert W. Mohollen	Zero	Zero

None of the Officers, Directors, and Associated Persons serving since the last Annual Meeting: Mr. Peterson, Mr. McGinnis, Mr. Mohollen, and Ms. Tornetta had essentially any change in their dollar range of equity security holdings in the Fund this year.  None served as Directors for other registered investment companies.

REMUNERATION OF DIRECTORS AND OFFICERS

The Fund did not pay salaries to their Officers or Directors in 2014; however, Mr. Peterson was paid monthly fee equal to 0.02% of the Fund’s Total Asset Value divided by twelve (minimum of $3,000 and a maximum of $10,000 per month) for his services to the Fund as the Operations Manager.  The other compensations listed below are all travel and other expenses associated with attending meetings in 2014 for the Directors other than Mr. Peterson.

NAME	Valley Forge Fund Compensation in 2014	Family of Funds Valley Forge Compensation in 2014
Interested Directors and Officers
Donald A. Peterson	$37,799.11	$37,799.11
Lauren P. Tornetta	$594.00	$594.00
Independent Directors
Robert M. McGinnis	$594.00	$594.00
Robert W. Mohollen	$594.00	$594.00

BROKERAGE

The Fund requires all Brokers to affect transactions in portfolio securities to get prompt execution of orders at the most favorable price.  Where consistent with best price and execution and, in light of its limited resources, the Fund will deal with primary markets in placing over-the-counter portfolio orders.  The Fund places all orders for purchase and sale of its securities through its President, who is answerable to the Board of Directors.  The President may select Brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services that are helpful or necessary to the Fund's normal operation.  Services may include economic, statistical or industry studies, security analysis, and sales literature.  Efforts will be made to determine the value of these services or the amount they may have reduced Adviser expenses. All trading in 2014 was executed through TD-Ameritrade with excellent and low-cost results.

Other than as set forth above, the Fund has no fixed policy, formula, method, or criteria used in allocating brokerage business to brokers furnishing these materials and services.  In its most recently completed year, 2014, the Fund paid $33,810 in Brokerage Commissions to TD-Ameritrade.  Commissions to TD-Ameritrade were $11,193 in 2013, $51,075 in 2012, and $13,831 in 2011.  The Directors evaluate and review annually the reasonableness of brokerage commissions paid versus serviced rendered.

PROPOSAL #2: RATIFICATION OR REJECTION OF SELECTION OF AUDITOR

Your Board of Directors recommend, subject to shareholder approval, Cowan, Gunteski & Co., PA, Certified Public Accountants to audit and certify financial statements of the Fund for the year 2015, since they performed audit services in an exemplary fashion to aid Fund Management to reply to the Securities & Exchange Commission (“SEC”) on-site, bi-annual examination of the Fund’s operations.  The Board has adopted new procedures to pre-approve the types of professional services required of their auditors.

Neither Cowan, Gunteski & Co., PA, nor any of its partners have any direct or material indirect interest in the Fund and will provide no non-auditing services.  If you desire to have representatives of Cowan, Gunteski & Co., PA, present at the meeting you may contact the Treasurer of the Fund in advance of the meeting and request their presence.

Audit Fees: Cowan, Gunteski & Co., PA), charged $9,500 for the 2014 audit.  The fee for the year 2015 is expected to also be $9,500. This charge includes reporting its findings to the Fund's Board of Directors and reviewing pertinent documents that the Fund submits to the Securities and Exchange Commission concerning the certified audit.

All Other Fees: There are no other Audit Fees expected.

SHAREHOLDER PROPOSALS

The Fund expects to hold its next Annual Meeting in August 2016.  Shareholder proposals may be presented at that meeting provided they are received by the Fund no later than January 5, 2016, in accordance with Rule 14a-8 under the Securities and Exchange Act of 1934 that sets forth certain requirements.

OTHER MATTERS

The Directors know of no other matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, the proxies will be voted in accordance with the view of the Board of Directors.

                                                                                                               "custno"

PROXY - SOLICITED BY THE BOARD OF DIRECTORS

VALLEY FORGE FUND ANNUAL MEETING OF SHAREHOLDERS AUGUST 03, 2015

The annual meeting of the VALLEY FORGE FUND will be held at 3741 Worthington Road, Collegeville, PA 19426 at 7:00 P.M.  The undersigned hereby appoints Donald A. Peterson and Lauren P. Tornetta as proxies to represent and to vote all shares of the undersigned at the annual shareholder meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED:  PROXIES WILL BE VOTED POSITIVELY IF NO DIRECTION IS GIVEN.  PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING

The Board of Directors recommends that you vote FOR on all Proposals.

1. Election of Directors.

                     ___

                    l___l      FOR all nominees except as marked to the contrary below.

                    ____

                    l___l      WITHHOLD AUTHORITY to vote for all nominees.

Instructions: To withhold authority to vote for nominees, strike a line through his/their name(s) in the following list.

Robert M. McGinnis

Robert W. Mohollen

Lauren P. Tornetta

2. Ratification or rejection of selection of Cowan, Gunteski & Co., PA, by the Board of Directors as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2014.

                                                     ___                           ___                                    ___

                                                    l___l   FOR              l___l   AGAINST             l___l   ABSTAIN

3. To consider and act upon any other matters that may properly come before the meeting or any adjournments thereof.

Please mark, date, sign, and return the proxy promptly in the enclosed envelope.  For joint registrations, both parties should sign.

You should review your address and note corrections below.

 "name"

 "custno"

 "add1"

 "add2"

 "add3"

 "add4"

 "city" ,  "state"        "zip"

 Dated ___________________

 Shareholder's Signature

Dated ___________________

Shareholder's Signature

Please mail to: Mutual Shareholder Services, LLC. 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147